Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Emerging Markets Power Buffer ETF™ – January
(formerly Innovator MSCI Emerging Markets Power Buffer ETF™ – January)

Innovator Growth-100 Power Buffer ETF™ – January
(formerly Innovator Nasdaq-100 Power Buffer ETF™ – January)

Innovator International Developed Power Buffer ETF™ – January
(formerly Innovator MSCI EAFE Power Buffer ETF™ – January)

Innovator U.S. Small Cap Power Buffer ETF™ – January
(formerly Innovator Russell 2000 Power Buffer ETF™ – January)

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2021

December 23, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on December 31, 2021, and each Fund will commence a new outcome period that will begin on January 1, 2022 and end on December 31, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on January 1, 2022. As of December 22, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Emerging Markets Power Buffer ETF™ – January	EJAN	9.87% – 11.77% (8.98% – 10.88% after taking into account the Fund’s unitary management fee)
Innovator Growth-100 Power Buffer ETF™ – January	NJAN	10.88% – 13.99% (10.09% – 13.20% after taking into account the Fund’s unitary management fee)
Innovator International Developed Power Buffer ETF™ – January	IJAN	5.83% – 8.18% (4.98% – 7.33% after taking into account the Fund’s unitary management fee)
Innovator U.S. Small Cap Power Buffer ETF™ – January	KJAN	11.04% – 13.89% (10.25% – 13.10% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference